PROSHARES TRUST

ProShares Supply Chain Logistics ETF (SUPL)

(the "Fund")

Supplement dated July 12, 2022 to the Fund's Statutory Prospectus dated April 1, 2022, as supplemented or amended

* * * * *

Effective immediately, the third sentence in the first paragraph in the "Determination of NAV" section of the Statutory Prospectus for the Fund is deleted in its entirety and replaced with the following:

The NAV of the Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time).

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.